Exhibit 99.2

#1 Wealth and Health Group in Greater Bay Area, China INVESTOR PRESENTATION Q1 2023 Financial Results May 2023

2 Disclaimer and Confidentiality About This Presentation In this presentation, the “Group”, “we”, “us” and “our” mean AGBA Group Holding Limited (the “Group” or “AGBA”) and its subsidiaries . All amounts are in U . S . dollars unless otherwise indicated . The information contained herein does not purport to contain all of the information about the Group or AGBA . AGBA or its respective affiliates or representatives does not make any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation . Forward Looking Statements This presentation contains forward - looking statements with respect to the Group . These forward - looking statements, by their nature, require the Group to make certain assumptions and necessarily involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward - looking statements, including without limitation the successful and timely completion and the commercialization of the products referred to herein . Forward - looking statements are not guarantees of performance . These forward - looking statements, including financial outlooks and strategies or deliverables stated herein, may involve, but are not limited to, comments with respect to the Group’s business or financial objectives, its strategies or future actions, its projections, targets, expectations for financial condition or outlook for operations . Words such as “may”, “will”, “would”, “could”, “expect”, “believe”, “plan”, “anticipate”, “intend”, “estimate”, “continue”, or the negative or comparable terminology, as well as terms usually used in the future and conditional, are intended to identify forward - looking statements . Information contained in forward - looking statements is based upon certain material assumptions that were applied in drawing a conclusion or making a forecast or projection, including perceptions of historical trends, current conditions and expected future developments, as well as other considerations that are believed to be appropriate in the circumstances . These assumptions are considered to be reasonable based on currently available information, but the reader is cautioned that these assumptions regarding future events, many of which are beyond its control, may ultimately prove to be incorrect since they are subject to risks and uncertainties that affect the Group and its business . The forward - looking information set forth herein reflects expectations as of the date hereof and is subject to change thereafter . The Group disclaims any intention or obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise . Undue reliance should not be placed on forward - looking statements . The forward - looking statements contained in this presentation are expressly qualified by this cautionary statement . This presentation is not intended to form the basis of any investment decision and there can be no assurance that any transaction will be undertaken or completed in whole or in part . The delivery of this presentation shall not be taken as any form of commitment on the part of the Group or its shareholders to proceed with any transaction, and no offers will subject the Group or its shareholders to any contractual obligations before definitive documentation has been executed . This presentation does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of AGBA, the Group, or any of their respective affiliates . This presentation includes certain financial measures not presented in accordance with GAAP including, but not limited to, Adjusted EBITDA . These non - GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Group’s financial results . Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP . You should be aware that the Group’s presentation of these measures may not be comparable to similarly - titled measures used by other companies . The Group believes these non - GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Group’s financial condition and results of operations . The Group believes that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Group’s financial measures with other similar companies . These non - GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income items are excluded or included in determining these non - GAAP financial measures . Industry and Market Data In this Presentation, AGBA relies on and refers to certain information and statistics obtained from third - party sources which they believe to be reliable . AGBA has not independently verified the accuracy or completeness of any such third - party information . Some data is also based on the good faith estimates of the Company which are derived from their respective reviews of internal sources as well as the independent sources described above . This Presentation contains preliminary information only, is subject to change at any time and, is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with the Company . 2

We Are a One-Stop Financial Supermarket….

AGBA Group

Operating Track Record	30 Years
Major Shareholder	Mr. Richard Tsai
Workforce	2,600
Products	Insurance: 700+ Investment: 1,800+

Product Vendors (100+ in total)

AIA, Allianz, Amundi, AXA, BlackRock, BOC Life, Chubb, Cigna, Fidelity International, Franklin Templeton Investments, Fubon Life, FTLife, FWD insurance, Invesco, J.P.Morgan, Manulife, MetLife, Schroders, Sun Life, Value Partners Group, Zurich

1st[(1)]

Largest Independent Financial Advisor in Hong Kong

~1,600 financial advisors

~200,000 customers

~US$160m normalized revenue

3rd[(1)]

Largest Healthcare Brand in Hong Kong

~800 affiliated clinics

~1,200 doctors and specialists

~300,000 corporate and Individual customers

(1) Source: various internal and external studies

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Organized into Four Principal Businesses

AGBA Group

Distribution Business	Platform Business	FinTech Business	Healthcare Business
AGBA Financial	one platform	TANDEM zai	AGBA Health
Market leader in selling wide range of financial products to retail and corporate customers.	One-stop financial supermarket providing access to unrivaled range of products and supporting services to internal and external distribution partners.	Leading corporate investor in FinTech companies capturing strategic benefits as well as financial rewards.	One of the largest providers of healthcare services to corporate customers through an extensive network of doctors and clinics.

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▪ Revenue Growth – Q1 2023 revenue more than 5x Q1 2022. ▪ Continued Transformation – ongoing enhancement of client portal and consultant tools. ▪ International Expansion – acquisition of Sony Life Financial Advisers, Singapore based financial adviser and insurance broker. ▪ Share Repurchase – program to repurchase of up to 1m shares. ▪ Macro Rebound - Hong Kong out of recession, borders re - opened. ▪ Investor Engagement – providing extensive information materials. ▪ AI Program – education and application (immediate use cases). Q1 2023 Key Highlights 5

New business submissions i n Mar ch 2023 highest recorded in three years, with revenue expected to be generated from these submissions during the second quarter of 2023 . Material increase in the number of active financial advisers for the first quarter of 2023 . AGBA continues to be the market leader in the sale of ILAS products (Investment Linked Assurance Scheme, a long - term insurance policy which provides both life insurance protection and investment options). Growth in sales driven by increases in inbound tourism as well as domestic demand during the first quarter of 2023 . Increase in demand extends beyond life insurance and investments into travel insurance and commercial insurance . Strong momentum expected to continue into the second quarter of 2023 and beyond . US$ 2.1 Revenue (US$ in Mn) US$ 11.1 - - - US$ 2.0 US$ 4.0 US$ 6.0 US$ 8.0 US$ 10.0 US$ 12.0 Q1 2022 Q1 2023 > 5x Revenue Growth 6

▪ Continued enhancement of our client portal to improve our customer journeys . ▪ Comprehensive, centralized resource platform for business partners , designed to simplify business operations . Focus on growing business and serving customers more efficiently . ▪ OnePlatform now offers a wide range of tools and information for business partners , such as product comparisons, marketing analysis, current promotions, and training resources . Continued Transformation 7

Announced in April 2023 , AGBA entered into agreement to acquire 100 % of Sony Life Financial Advisers, a Singapore based financial adviser and insurance broker . Along with AGBA expansion into the Greater Bay Area, this marks AGBA’s first foray into South - East Asia and a key milestone . Singapore will become a core market for AGBA due to its position and reputation as a global center for innovation, business and finance . Singapore is ranked 10 th for average income by country and is known to have one of the highest saving rates in the world . Singapore is also home to one of the largest and fastest growing family office and wealth management centers in the world . AGBA believes its advanced technology and infrastructure in wealth management will offer the industry compelling solution sets in the long run . International Expansion 8

Also in April 2023 , AGBA announced a program to repurchase up to 1 million shares (up to a maximum value of USD 10 million) . The share repurchase program reflects AGBA’s commitment to returning value to its shareholders, while maintaining the financial flexibility to invest in growth opportunities . The program also reflects confidence in our future prospects . AGBA’s scale, combined with the strength of its business and the significant opportunities arising from China’s reopening, enables it to continue investing for the long term, while also opportunistically buying back stock through a repurchase program . This program is a direct reflection of AGBA’s belief that shares at this time are significantly undervalued, and a demonstration of confidence in the business and the long - term opportunity ahead . Share Repurchase 9

Macro Rebound 10

Investor Engagement In - depth materials released during Q 1 2023 underscore AGBA’s ongoing commitment to transparency and dedication to providing valuable resources to investors . The materials provide key insights into the company’s financials, management team discussion, and investment thesis that help investors to understand the value of the company, highlighting the company's significant growth potential . 11

Investor Engagement We are constantly engaging with our investors, customers and the general public, through resonant and highly successful traditional media and social media campaigns. O ver 22M T otal 40 , 000 hours U nique R each: 5 . 4M 12

Media and Awards We have received extensive media coverage and our media campaigns have been recognized with various industry awards. 13

Investor Engagement An enhanced understanding of our company is driving investor interest and enhanced liquidity in our stock. 3,000 , 000 2,500 , 000 2,000 , 000 1,500 , 000 1,000 , 000 500,000 - 14 29/12/2022 29/1/2023 28/2/2023 31/3/2023 30/4/2023 Trading Volume - 20 Day Trailing Average

AI Programs AGBA has one of the richest product databases in Hong Kong with information on more than 1,000+ insurance products and more than 800+ funds from different providers. We are investigating many powerful AI applications to leverage our product and customer data to empower consultants and improve customer journeys. 15

Distribution Business

Distribution Business

Who We Are

- Variety of channels distributing insurance, investment and other financial products and services.
- Includes market leading financial adviser distribution channel (Focus) in Hong Kong (>1,600 advisers, >200k end-customers).
- Additional channels includes high-net worth channel and soon-to-be-launched direct to consumer digital channel.

Key Developments in Q1 2023

- Re-launch of Mainland China Visitor (MCV) business as borders with Mainland China re-open.
- Kickstarting the Group’s incubation and partnership businesses.
- Preparation for Launch of AGBA Money, the Group’s direct-to-consumer digital wealth mobile app.

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Platform Business

Platform Business Key Developments in Q1 2023 ▪ Signed up new 3 new distribution partners, as well as one major bank . ▪ Added 6 new insurance partners during the first quarter of 2023 . ▪ Launched more than 170 new insurance and investment products. ▪ Introduced new class of alternative investment products . ▪ Constant improvement of support tools for end customers as well as consultants . > 1 6 % of Who We Are ▪ One - stop financial supermarket under the OnePlatform brand . ▪ Providing access to more than 2 , 000 + financial products and services, plus business operations, administrative and sales tools . ▪ Decades of investments into industry leading tech infrastructure . ▪ Already servicing independent financial advisers in HK. 19

FinTech Business

FinTech Business

AGBA

Who We Are

- One of the leading names in corporate FinTech investments.
- Have made more than USD 125 million in FinTech investments over the last 5 years.
- Successful exits including sale of Nutmeg to JPMorgan Chase in 2021.
- Close collaborations with investment companies.

Key Developments in Q1 2023

- Fully exited Oscar Health investment.
- Additional commitment to Zai (CurrencyFair) to support expansion plans.
- Continued strong growth, profits and fund raising at Tandem Money.

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Healthcare Business

Healthcare Business Key Developments in Q1 2023 Who We Are ▪ One of the largest networks in Hong Kong. 1 healthcare ▪ More than 800 affiliated clinics and 1 , 200 doctors serving around 300 , 000 patients . ▪ Long and successful track - record, established in 1973 . ▪ Preparing for launch of AGBA Health, digital mobile app providing range of digital healthcare services . ▪ Developed several Mainland Customer Visitor initiatives, including plans to offer vaccination and health test programs . ▪ Experienced rebound in revenue during Q 1 2023 . 1. The Healthcare Business is operated through HCMPS Healthcare Holdings Limited (“HCMPS”). The Group holds a 4% minority shareholding in HCMPS and, through one of its subsidiaries, 100% of the management control in HCMPS. 23

Outlook for 2023

Forward - Looking Plans #1 Focus: Execution 2. 1. Continue to participate in Hong especially during 2H 2023 and beyond. 25 Kong rebound, Further integrate our Wealth and Health businesses. 3. Expand further into Greater Bay Area and S.E. Asia. 4. Make strategic investments / acquisitions in FinTech and distribution.

THANK YOU For further information, please visit www.agba.com/ir agbagroup Investor Relation Enquires: ir@agba.com +852 5529 4500

# Q1 2023 Breakdown by Core Business

| | Distribution Business | Platform Business | Platform Business | Healthcare Business | Total |
|---|---|---|---|---|---|
| **Q1 2023** | | | | | |
| Revenue | US$ 9,687,819 | US$ 1,385,861 | - - - | - - - | US$ 11,073,680 |
| Investment Income | - - - | - - - | 1,723,064 | - - - | 1,723,064 |
| Total Assets | 4,267,591 | 57,423,358 | 35,454,721 | 519,769 | 97,665,439 |
| **Q1 2022** | | | | | |
| Revenue | US$ 179,931 | US$ 1,896,392 | - - - | - - - | US$ 2,076,323 |
| Investment Income | - - - | - - - | 2,148,935 | - - - | 2,148,935 |
| Total Assets | 1,571,719 | 53,922,273 | 50,338,816 | 521,053 | 106,353,861 |
| **Change %** | | | | | |
| Revenue | 5,284% | (27)% | - - - | - - - | 433% |
| Investment Income | - - - | - - - | (20)% | - - - | (20)% |
| Total Assets | 172% | 6% | (30)% | (0)% | (8)% |

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Inbound Travel Driving HK Retail Rebound 6 0 00 0 5 5 00 0 5 0 00 0 4 5 00 0 4 0 00 0 3 5 000 3 0 000 2 5 00 0 2 0 00 0 1 5 00 0 1 0 00 0 5000 0 - 5000 0.0 7.5 7.0 6.5 6.0 5.5 5.0 4.5 4.0 3.5 3.0 2.5 2.0 1.5 1.0 0.5 0 1 /1 3 0 1 /1 4 0 1 /1 5 0 1 /1 6 0 1 /1 7 0 1 /1 8 0 1 /1 9 0 1 /2 0 0 1 /2 1 0 1 /2 2 0 1 /2 3 孖ࡵݴؙ V isitor a rr ivals Ӫ⅑ ( ᐖ⁉㐊 ) Number (left scale) ᤹ᒤ໎⑋Ⲯ࠶⦷ ( ਣ⁉㐊 ) Year - on - year % change (right scale) 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 - 5 0 - 4 0 - 2 0 - 3 0 - 1 0 10 0 20 40 30 50 ୸ֈ㳰挙嶟ଞ Retail sales in volume terms ㏃ᆓㇰᙗ䃯ᮤ〫अᆓᓖ໎⑋⦷ Seasonally adjusted moving quarter change ᤹ᒤ໎⑋Ⲯ࠶⦷ Year - on - year % change ⦻㖽㈌ 㔞 ቔῶ ⓒ ศ⋡ Total sales % change in volume terms Source: Hong Kong Government Census and Statistics Department 28

Hong Kong Insurance Industry Poised for Growth 0.9 1.0 1.1 2.0 2.3 3.2 1.5 1.7 1.2 3.0 2.8 0.5 - 1 . 0 1 . 5 2 . 0 2 . 5 APE New Business Life Insurance - Brokers (USD in Bn) 3.5 2 0 13 2 0 14 2 0 15 2 0 16 2 0 17 2 0 18 2 0 19 2 0 20 2 0 21 2 0 22 70.0 60.0 50.0 40.0 30.0 20.0 10.0 - 2 0 13 2 0 14 2 0 15 2 0 16 2 0 17 2 0 18 2 0 19 2 0 20 2 0 21 2 0 22 ANP New Business Life Insurance By Channel (% ) B r ok ers Ban k s Agents Source: Hong Kong Insurance Authority Statistics 29

Hong Kong Asset Management Industry Continues to Grow 1 , 603 2 , 039 2 , 2 5 2 2 , 216 2,330 3 , 092 3 , 0 5 2 3 , 665 4 , 450 4 , 5 2 8 - 2 0 12 2 0 13 2 0 14 2 0 15 2 0 16 2 0 17 2 0 18 2 0 19 2 0 20 2 0 21 5 , 000 4 , 500 4 , 000 3 , 500 3 , 000 2 , 500 2 , 000 1 , 500 1 , 000 500 Asset Management AuM (USD in bn ) Source: Hong Kong Securities and Futures Commission Statistics 30

Hong Kong Healthcare Industry On Steady Path for Continued Expansion 13.6 31 14.9 16 .3 17.5 18.9 20.0 21.3 22.5 24.2 1 0 .0 5 . 0 - 1 5 .0 2 0 .0 2 5 .0 3 0 .0 2 0 12 2 0 13 2 0 14 2 0 15 2 0 16 2 0 17 2 0 18 2 0 19 2 0 20 Healthcare Expenditure (USD in bn ) Source: Hong Kong Domestic Account Statistics

Current Enterprise Value Enterprise Value / Revenue multiple of 1.1x based on Company estimate of full year 2023 revenue. Benchmark Value Footnotes Share Price U S $ 2 . 1 1 (a) Fully Diluted Shares Outstanding 78,716,295 (b) FD Market Capitalization U S $ 166 , 091 , 38 2 (a) Total Debt U S $ 6 , 251 , 74 9 (c) Cash and Cash Equivalents U S $ 3 , 653 , 77 8 (c) Enterprise Value U S $ 168 , 689 , 35 3 (d) 2023 E R e v e nu e U S $ 159 , 000 , 00 0 (e) E n t e r p r i se V a l u e / R e v e nu e 1.1x (a) Closing price as of May 8, 2023. (b) Includes ordinary shares, warrants, RSUs and shares under the shares award scheme. (c) Based on audited financial accounts as of March 31, 2023. (d) Represents FD Market Capitalization plus Total Debt Less Cash and Cash Equivalents. (e) C om p a n y e s t i m a te of 202 3 f u l l y e a r r e v e nu e . 32